UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21098

LMP Real Estate Income Fund Inc.
(Exact name of registrant as specified in charter)

125 Broad Street, New York, NY			10004
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 300 First Stamford Place, 4th Floor Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(800) 451-2010

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2007

ITEM 1.                  REPORT TO STOCKHOLDERS.

                The Annual Report to Stockholders is filed herewith.

LMP Real Estate Income Fund Inc. (RIT)

ANNUAL REPORT DECEMBER 31, 2007

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

LMP Real Estate Income Fund Inc.

Annual Report • December 31, 2007

What’s	Letter from the Chairman	I
Inside
	Fund Overview	1

	Fund at a Glance	5

	Schedule of Investments	6

	Statement of Assets and Liabilities	10

	Statement of Operations	11

	Statements of Changes in Net Assets	12

	Financial Highlights	13

Fund Objective	Notes to Financial Statements	15
The Fund’s primary investment
objective is high current income	Report of Independent Registered Public Accounting Firm	22
and the Fund’s secondary
investment objective is capital	Board Approval of Management and Subadvisory Agreements	23
appreciation.
	Additional Information	28

	Annual Chief Executive Officer and Chief Financial Officer Certifications	32

	Dividend Reinvestment Plan	33

	Important Tax Information	35

Letter from the Chairman

R. JAY GERKEN, CFA Chairman, President and Chief Executive Officer	Dear Shareholder,

While the U.S. economy continued to expand during the 12-month reporting period ended December 31, 2007, it weakened late in the period. In the first quarter of 2007, U.S. gross domestic product (“GDP”)[i] growth was a tepid 0.6%, according to the U.S. Commerce Department. This was the lowest growth rate since the fourth quarter of 2002. The economy then rebounded, as second quarter 2007 GDP growth was a solid 3.8%. GDP growth accelerated in the third quarter to 4.9%, its strongest showing in four years. A surge in inventory-building and robust exports supported the economy during the third quarter. However, continued weakness in the housing market and an ongoing credit crunch then took their toll on the economy during the last three months of 2007. During this period, the advance estimate for GDP growth was 0.6%.

Ongoing issues related to the housing and subprime mortgage markets and an abrupt tightening in the credit markets prompted the Federal Reserve Board (“Fed”)ii to take several actions during the reporting period. The Fed initially responded by lowering the discount rate — the rate the Fed uses for loans it makes directly to banks — from 6.25% to 5.75% in mid-August 2007. Then, at its meeting on September 18, the Fed reduced the discount rate to 5.25% and the federal funds rateiii from 5.25% to 4.75%. This marked the first reduction in the federal funds rate since June 2003. The Fed again lowered rates in October and December 2007, bringing the federal funds rate to 4.25% at the end of the year. Shortly after the reporting period ended, the Fed continued to ease monetary policy in an attempt to ward off a recession. In a surprise move, the Fed aggressively cut the federal funds rate on January 22, 2008 by 0.75% to 3.50%. The Fed again lowered the federal funds rate during its meeting on January 30, 2008, bringing it to 3.00%. In its statement accompanying its latest rate cut, the Fed stated: “Today’s policy action,

LMP Real Estate Income Fund Inc.	I

combined with those taken earlier, should help to promote moderate growth over time and to mitigate the risks to economic activity. However, downside risks to growth remain. The Committee will continue to assess the effects of financial and other developments on economic prospects and will act in a timely manner as needed to address those risks.”

Despite periods of extreme volatility, the U.S. stock market produced overall positive results during the 12-month reporting period. After rising in four of the first five months of the period, the market reversed course beginning in June 2007. Earlier in the reporting period, U.S. stock prices rose on the back of solid corporate profits, an active merger and acquisition (M&A) environment and hopes that the Fed would lower the federal funds rate in 2007. U.S. equity prices then faltered in June and July 2007 due to troubles in the housing market and expectations that the Fed would not lower short-term interest rates in the foreseeable future. U.S. stock prices then rallied from August through October 2007, as the Fed lowered interest rates and it appeared the credit crunch was easing. However, stock prices then fell sharply in November and modestly in December due to mounting losses related to subprime mortgages and fears of slower economic growth in 2008. All told, the S&P 500 Indexiv returned 5.49% during the 12 months ended December 31, 2007.

Looking at the U.S. stock market more closely, large- and mid-cap stocks outperformed their small-cap counterparts, as the Russell 1000[v], Russell Midcapvi and Russell 2000vii Indexes returned 5.77%, 5.60% and -1.57%, respectively, during the 12 months ended December 31, 2007. From an investment style perspective, growth stocks outperformed value stocks, with the Russell 3000 Growthviii and Russell 3000 Valueix Indexes returning 11.40% and -1.01%, respectively. This marked the first calendar year since 1999 that, overall, growth stocks outperformed value stocks.

Please read on for a more detailed look at prevailing economic and market conditions during the Fund’s fiscal year and to learn how those conditions have affected Fund performance.

II	LMP Real Estate Income Fund Inc.

Special Shareholder Notice

Effective as of the close of business on June 30, 2007, the Fund’s benchmark is the MSCI U.S. REIT Index[x].

Auction Rate Cumulative Preferred Stock

Subsequent to the year-end of the Fund, the Auction Rate Preferred Stock (“ARPS”) market experienced difficulties due to an imbalance between demand for and supply of such securities. This resulted in a large number of failed auctions within this sector, including the outstanding ARPS issued by the Fund. A “failed auction” occurs when there are not enough buyers to match with sellers. At that point, preferred shareholders who wish to sell may not be able to do so until an auction occurs where a sufficient number of buy orders are submitted. As a result of a failed auction, the issuer pays a rate, called “the maximum rate,” as compensation to the preferred holders who then typically must wait until the next auction for another attempt to sell securities. At current rates, management believes that maintaining the existing level of leverage is in the best interest of the Fund and its common shareholders; however, the cost of leverage may vary and management continues to evaluate the desirability of maintaining leverage for the Fund.

A failed auction does not constitute an event of default and therefore did not impact the credit ratings of the ARPS issued by the Fund.

The Fund issued a press release on February 19, 2008 and more detailed and current information can be found by visiting www.leggmason.com/cef or by contacting the Fund at 1-888-777-0102.

Information About Your Fund

Important information with regard to recent regulatory and other matters that may affect the Fund is contained in the Notes to Financial Statements included in this report.

LMP Real Estate Income Fund Inc.	III

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA Chairman, President and Chief Executive Officer

February 20, 2008

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

vi

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

vii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

viii

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

ix	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

[x]

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

IV	LMP Real Estate Income Fund Inc.

Fund Overview

Q. What were the overall market conditions during the Fund’s reporting period?

A. After seven consecutive years of outperforming the overall U.S. stock market, Real Estate Investment Trust (“REIT”)i securities performed poorly on an absolute and relative basis during the fiscal year. For the one-year period ended December 31, 2007, the MSCI U.S. REIT Index (the “Index”)ii returned -16.82%. In contrast, the overall stock market, as measured by the S&P 500 Indexiii, gained 5.49% over the same period.

The REIT market generated strong results early in the period, with the Index initially rising sharply before peaking in February 2007. REITs were initially buoyed by solid corporate profits, strong demand and continued merger and acquisition (M&A) activity. However, the Index then fell sharply and remained weak during much of the remainder of the period. This reversal of fortune was initially triggered by concerns over REIT valuations, as incoming data pointed to signs of moderating economic growth. In addition, after several years of strong performance, it appeared that investors were eager to lock in profits from their REIT holdings and reallocate their assets to more traditional equities.

The REIT asset class then fell sharply in June and July 2007, as there were fears that the escalating issues in the residential housing and subprime mortgage markets would spill over into the commercial (REIT) real estate market. A severe credit crunch in the summer led to a “flight to quality” as investors flocked to the relative safety of government-insured Treasurys. As a result, stocks in general, and REITs in particular, suffered. After rallying somewhat as the Federal Reserve Board (“Fed”)iv lowered short-term interest rates, REITs again faltered in November 2007 given a resurgence of the summer’s credit crunch and another flight to quality.

Performance Review

For the 12 months ended December 31, 2007, LMP Real Estate Income Fund Inc. returned -27.44% based on its net asset value (“NAV”)v and -25.54% based on its New York Stock Exchange (“NYSE”) market price per share. In comparison, the Fund’s benchmark, the MSCI U.S. REIT Index, returned -16.82% for the same period. The Lipper Real Estate Closed-End Funds Category Averagevi returned -21.91% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV per share.

During the 12-month period, the Fund made distributions to common shareholders in the amount of $2.12 per share.The performance table shows the Fund’s 12-month total return based on its NAV and market price as of December 31, 2007. Past performance is no guarantee of future results.

LMP Real Estate Income Fund Inc. 2007 Annual Report	1

Performance Snapshot as of December 31, 2007 (unaudited)

Price Per Share	12-Month Total Return

$16.04 (NAV)	-27.44%
$14.52 (Market Price)	-25.54%

All figures represent past performance and are not a guarantee of future results.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions in additional shares.

Q.    What were the most significant factors affecting Fund performance?
What were the leading contributors to performance?

A. As indicated by the performance of the Index, there were few bright spots in the REIT market during the reporting period. That said, the Fund did benefit on a relative basis from its exposure to shopping center and diversified property REITs. In terms of individual stocks, Extra Space Storage Inc., the country’s second largest storage company, enhanced the Fund’s relative results. Its stock was trading at a meaningful discount to its largest competitor and Extra Space Storage outperformed its peers during the year. Primaris Retail Real Estate Investment Trust, a regional mall company in Canada, also enhanced the Fund’s relative performance. The company’s sales growth has remained fairly strong and its redevelopment projects have progressed well. In addition, it was helped by the strength of the Canadian dollar over the period.

Not having an exposure to SL Green Realty Corp., which owns and manages office properties in the New York City area, also helped the Fund’s relative performance. Its stock price weakened significantly as investors were concerned about the sustainability of rent growth in New York City given the credit crunch and fears of a weakening economy.

What were the leading detractors from performance?

A. As we would expect, given the poor returns in the REIT market, shares of REIT common stocks underperformed their preferred share counterparts over the fiscal year. When the reporting period began, approximately 74% of the Fund’s gross assets were in common stocks and 26% were in preferred shares. Compared to preferred shares, the Fund’s common stock investments contributed more to Fund performance during the previous several years in which the REIT market performed well. Conversely, over the reporting period during which the REIT market performed poorly, common stock investments detracted more than the preferred shares from the results. At the end of December 2007, the Fund’s REIT common stock exposure was reduced to roughly 68% of its gross assets and 32% was in preferred shares.

2	LMP Real Estate Income Fund Inc. 2007 Annual Report

From a sector perspective, the Fund’s exposure to industrial property and office REITs was detrimental to performance. Looking at individual stocks, iStar Financial Inc. was the largest detractor to the Fund’s performance. We believe the company, which has both leasing and commercial finance operations, has a high-quality management team. However, its stock was punished as investors looked to sell their finance holdings. In addition, investors were disappointed with iStar Financial’s acquisition of Fremont General Corporation’s commercial lending business. We continue to hold the stock and added to the position on weakness. We believe iStar Financial has strong upside potential once the perceived and real risks in the credit and commercial mortgage-backed securities (“CMBS”)vii markets work themselves out. Another holding that hurt the Fund’s performance was Liberty Property Trust, in the REIT industrial sector. The company made a poor capital allocation decision during the year as it acquired another REIT, Republic Properties Trust, at the peak of the market. We maintain our holding in the stock as we are attracted to its dividend, which we believe remains secure.

Q.    Were there any significant changes to the Fund during the reporting period?

A.    Although there were no significant changes to the Fund’s positioning over the period, there was a change to the Fund’s benchmark, as described in the Letter from the Chairman. This change, noted under the “Special Shareholder Notice,” is intended to provide for a more effective benchmark index for the Fund.

Looking for Additional Information?

The Fund is traded under the symbol “RIT” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XRITX” on most financial websites. Barron’s and The Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites, as well as www.leggmason.com/individualinvestors.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in LMP Real Estate Income Fund Inc. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Portfolio Management
AEW Management and Advisors, L.P.

January 15, 2008

LMP Real Estate Income Fund Inc. 2007 Annual Report	3

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of December 31, 2007 and are subject to change and may not be representative of the Fund’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of that date were: Senior Housing Properties Trust (6.3%), Camden Property Trust (6.0%), Macerich Co. (5.7%), Entertainment Properties Trust (4.8%), Urstadt Biddle Properties Inc. (4.8%), iStar Financial Inc. (4.8%), Kilroy Realty Corp. (4.1%), Realty Income Corp. (4.0%), Healthcare Realty Trust Inc. (4.0%), Liberty Property Trust (3.8%). Please refer to pages 6 through 9 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of December 31, 2007 were: Health Care (24.9%), Office (24.7%), Diversified (18.3%), Shopping Centers (18.3%), Apartments (16.9%). The Fund’s portfolio composition is subject to change at any time.

RISKS: Funds that invest in securities related to the real estate industry are subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks. In addition, investment in funds that concentrate their investments in one sector or industry may involve greater risk than more broadly diversified funds.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

[i]	Real Estate Investment Trusts (“REITs”) invest in real estate or loans secured by real estate and issue shares in such investments, which can be illiquid.

ii

The MSCI U.S. REIT Index is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts (“REITs”) that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The Index represents approximately 85% of the U.S. REIT universe.

iii	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

iv

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

[v]

NAV is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is at the Fund’s market price as determined by supply of and demand for the Fund’s shares.

vi

Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12-month period ended December 31, 2007, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 23 funds in the Fund’s Lipper category.

vii

Commercial Mortgage-Backed Securities (“CMBS”) are a type of mortgage-backed security that are secured by the loan on a commercial property. A CMBS can provide liquidity to real estate investors and to commercial lenders.

4	LMP Real Estate Income Fund Inc. 2007 Annual Report

Fund at a Glance (unaudited)

Investment Breakdown

As a Percent of Total Investments

Health Care
16.3%
Office
16.2%
Diversified
12.0%
Shopping Centers
11.9%
Apartments
11.1%
Regional Malls
7.8%
Lodging/Resorts
7.4%
Retail-Free Standing
6.4%
Specialty
3.2%
Industrial
3.0%
Industrial/Office-Mixed
2.5%
Self Storage
1.3%
Home Financing
0.6%
Repurchase Agreement
0.3%
0.0%
5.0%
10.0%
15.0%
20.0%
December 31, 2007

LMP Real Estate Income Fund Inc. 2007 Annual Report	5

Schedule of Investments (December 31, 2007)

LMP REAL ESTATE INCOME FUND INC.

Shares	Security	Value
COMMON STOCKS — 67.9%
Apartments — 6.5%
224,000	Camden Property Trust	$10,785,600
100,000	Mid-America Apartment Communities Inc.	4,275,000
140,000	UDR Inc.	2,779,000
	Total Apartments	17,839,600
Diversified — 4.0%
330,000	iStar Financial Inc.	8,596,500
170,000	Lexington Corporate Properties Trust	2,471,800
	Total Diversified	11,068,300
Health Care — 14.2%
174,000	HCP Inc.	6,051,720
281,000	Healthcare Realty Trust Inc.	7,134,590
130,000	Nationwide Health Properties Inc.	4,078,100
380,000	OMEGA Healthcare Investors Inc.	6,099,000
500,000	Senior Housing Properties Trust	11,340,000
92,500	Ventas Inc.	4,185,625
	Total Health Care	38,889,035
Home Financing — 0.6%
108,500	Municipal Mortgage & Equity LLC	1,610,140
Industrial — 3.0%
106,000	EastGroup Properties Inc.	4,436,100
223,000	First Potomac Realty Trust	3,855,670
	Total Industrial	8,291,770
Industrial/Office - Mixed — 2.5%
235,000	Liberty Property Trust	6,770,350
Lodging/Resorts — 3.3%
585,000	Ashford Hospitality Trust	4,206,150
146,000	Hospitality Properties Trust	4,704,120
	Total Lodging/Resorts	8,910,270

See Notes to Financial Statements.

6	LMP Real Estate Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value
Office — 12.9%
290,000	Brandywine Realty Trust	$5,199,700
179,000	Highwoods Properties Inc.	5,259,020
873,700	HRPT Properties Trust	6,753,701
135,000	Kilroy Realty Corp.	7,419,600
165,400	Mack-Cali Realty Corp.	5,623,600
134,500	Parkway Properties Inc.	4,973,810
	Total Office	35,229,431
Regional Malls — 5.7%
115,000	CBL & Associates Properties Inc.	2,749,650
196,000	Glimcher Realty Trust	2,800,840
143,200	Macerich Co.	10,175,792
	Total Regional Malls	15,726,282
Retail - Free Standing — 4.5%
225,000	National Retail Properties Inc.	5,260,500
265,000	Realty Income Corp.	7,160,300
	Total Retail — Free Standing	12,420,800
Self Storage — 1.3%
250,000	Extra Space Storage Inc.	3,572,500
Shopping Centers — 6.2%
425,000	Cedar Shopping Centers Inc.	4,347,750
110,000	Developers Diversified Realty Corp.	4,211,900
250,000	Primaris Retail Real Estate Investment Trust	4,635,493
104,000	Tanger Factory Outlet Centers Inc.	3,921,840
	Total Shopping Centers	17,116,983
Specialty — 3.2%
185,000	Entertainment Properties Trust	8,695,000
	TOTAL COMMON STOCKS (Cost — $150,097,657)	186,140,461

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Annual Report	7

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value
PREFERRED STOCKS — 31.8%
Apartments — 4.6%
	Apartment Investment & Management Co.:
75,000	Cumulative, Series G, 9.375%	$1,830,000
113,000	Cumulative, Series U, 7.750%	2,363,960
120,000	Cumulative, Series Y, 7.875%	2,403,600
195,000	BRE Properties Inc., Series C, 6.750%	3,771,300
105,000	UDR Inc., 6.750%	2,136,750
	Total Apartments	12,505,610
Diversified — 8.0%
175,000	Duke Realty Corp., 6.950%	3,526,250
90,000	LBA Realty Fund LP, 8.750% (b)(c)	3,735,000
	PS Business Parks Inc.:
125,000	Cumulative Redeemable, Series O, 7.375%	2,543,750
108,400	Series M, 7.200%	2,184,260
200,000	Public Storage Inc., Cumulative Redeemable, Series L, 6.750%	3,930,000
	Vornado Realty Trust:
150,000	Cumulative Redeemable, Series G, 6.625%	2,950,500
142,400	Series H, 6.750%	2,937,712
	Total Diversified	21,807,472
Health Care — 2.1%
150,000	HCP Inc., Series F, 7.100%	2,880,000
120,400	OMEGA Healthcare Investors Inc., Cumulative Redeemable, Series D, 8.375%	2,982,308
	Total Health Care	5,862,308
Lodging/Resorts — 4.1%
150,000	Ashford Hospitality Trust, Series D, 8.450%	2,850,000
71,100	Hospitality Properties Trust, Cumulative Redeemable, Series B, 8.875%	1,770,390
90,000	LaSalle Hotel Properties, Cumulative Redeemable, Series G, 7.250%	1,558,125
160,000	Strategic Hotels Capital Inc., 8.250%	3,065,008
100,100	Sunstone Hotel Investors Inc., Cumulative Redeemable, Series A, 8.000%	1,964,462
	Total Lodging/Resorts	11,207,985
Office — 3.3%
196,000	BioMed Realty Trust Inc., Series A, 7.375%	4,008,200
50,000	Brandywine Realty Trust, Series D, 7.375%	990,000
110,000	Corporate Office Properties Trust, Cumulative Redeemable, Series J, 7.625%	2,249,500
76,183	HRPT Properties Trust, Cumulative Redeemable, Series B, 8.750%	1,901,528
	Total Office	9,149,228

See Notes to Financial Statements.

8	LMP Real Estate Income Fund Inc. 2007 Annual Report

Schedule of Investments (December 31, 2007) (continued)

Shares	Security	Value
Regional Malls — 2.1%
85,000	Glimcher Realty Trust, Cumulative Redeemable, Series F, 8.750%	$1,746,750
169,600	Taubman Centers Inc., Cumulative Redeemable, Series H, 7.625%	4,081,000
	Total Regional Malls	5,827,750
Retail — Free Standing — 1.9%
96,000	National Retail Properties Inc., Cumulative Redeemable, Series C, 7.375% Realty Income Corp.:	1,930,800
25,200	Cumulative Redeemable, Series D, 7.375%	595,980
129,600	Cumulative Redeemable, Series E, 6.750%	2,742,336
	Total Retail — Free Standing	5,269,116
Shopping Centers — 5.7%
73,000	Cedar Shopping Centers Inc., Cumulative Redeemable, Series A, 8.875%	1,715,500
23,300	Developers Diversified Realty Corp., Cumulative Redeemable, Class G, 8.000%	523,085
209,100	Kimco Realty Corp., 7.750%	4,780,027
80,000	Urstadt Biddle Properties Inc., Cumulative, Series C, 8.500%	8,680,000
	Total Shopping Centers	15,698,612
	TOTAL PREFERRED STOCKS
	(Cost — $102,109,581)	87,328,081
	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENT
	(Cost — $252,207,238)	273,468,542

Face
Amount
SHORT-TERM INVESTMENT — 0.3%
Repurchase Agreement — 0.3%
$932,000	Interest in $840,894,000 joint tri-party repurchase agreement dated 12/31/07 with Greenwich Capital Markets Inc., 4.350% due 1/2/08; Proceeds at maturity — $932,225; (Fully collateralized by various U.S. government agency obligations, 0.000% to 7.000% due 2/15/08 to 10/17/36; Market value — $950,645) (Cost — $932,000) (a)	932,000
	TOTAL INVESTMENTS — 100.0% (Cost — $253,139,238#)	$274,400,542

(a)	All or a portion of this security is segregated for swap contracts.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
#	Aggregate cost for federal income tax purposes is $253,167,899.

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Annual Report	9

Statement of Assets and Liabilities (December 31, 2007)

ASSETS:
Investments, at value (Cost — $253,139,238)	$274,400,542
Cash	427
Dividends and interest receivable	2,317,352
Receivable for open swap contracts	28,409
Prepaid expenses	12,773
Total Assets	276,759,503
LIABILITIES:
Payable for securities purchased	794,934
Unrealized depreciation on swaps	730,982
Investment management fee payable	168,926
Distributions payable to auction rate preferred stockholders	95,702
Directors’ fees payable	1,596
Accrued expenses	203,734
Total Liabilities	1,995,874
Series M Taxable Auction Rate Cumulative Preferred Stock (3,800 shares authorized and issued at $25,000 per share) (Note 4)	95,000,000
Total Net Assets	$179,763,629

NET ASSETS:
Par value ($0.001 par value; 11,209,655 shares issued and outstanding; 100,000,000 shares authorized)	$11,210
Paid-in capital in excess of par value	154,255,207
Undistributed net investment income	1,123,491
Accumulated net realized gain on investments, swap contracts and foreign currency transactions	3,843,531
Net unrealized appreciation on investments, swap contracts and foreign currencies	20,530,190
Total Net Assets	$179,763,629

Shares Outstanding	11,209,655
Net Asset Value	$16.04

See Notes to Financial Statements.

10	LMP Real Estate Income Fund Inc. 2007 Annual Report

Statement of Operations (For the year ended December 31, 2007)

INVESTMENT INCOME:
Dividends	$ 15,348,644
Interest	88,413
Less: Foreign taxes withheld	(44,917)
Total Investment Income	15,392,140
EXPENSES:
Investment management fee (Note 2)	3,037,706
Auction participation fees (Note 4)	237,772
Shareholder reports	126,881
Audit and tax	91,023
Directors’ fees	70,238
Legal fees	58,887
Excise Tax	58,000
Stock exchange listing fees	21,281
Transfer agent fees	16,499
Rating agency fees	9,809
Insurance	8,234
Custody fees	8,088
Miscellaneous expenses	17,539
Total Expenses	3,761,957
Less: Fee waivers and/or expense reimbursements (Note 2)	(925,933)
Net Expenses	2,836,024
Net Investment Income	12,556,116
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, SWAP CONTRACTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	13,177,473
REIT distributions	4,697,353
Swap contracts	874,917
Foreign currency transactions	1,903
Net Realized Gain	18,751,646
Change in Net Unrealized Appreciation/Depreciation From:
Investments	(95,064,893)
Swap contracts	(2,316,857)
Foreign currencies	(132)
Change in Net Unrealized Appreciation/Depreciation	(97,381,882)
Net Loss on Investments, Swap Contracts and Foreign Currency Transactions	(78,630,236)
Distributions Paid to Auction Rate Preferred Stockholders	(5,111,054)
Decrease in Net Assets From Operations	$(71,185,174)

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Annual Report	11

Statements of Changes in Net Assets (For the years ended December 31,)

	2007	2006
OPERATIONS:
Net investment income	$ 12,556,116	$ 10,987,855
Net realized gain	18,751,646	22,421,164
Change in net unrealized appreciation/depreciation	(97,381,882)	43,074,147
Distributions paid to auction rate preferred stockholders	(5,111,054)	(4,702,386)
Increase (Decrease) in Net Assets From Operations	(71,185,174)	71,780,780
DISTRIBUTIONS TO COMMON STOCK SHAREHOLDERS FROM (NOTE 1):
Net investment income	(10,801,134)	(10,187,457)
Net realized gains	(12,789,760)	(17,887,463)
Decrease in Net Assets From Distributions to Common Stock Shareholders	(23,590,894)	(28,074,920)
FUND SHARE TRANSACTIONS:
Proceeds from shares issued on reinvestment of distributions (140,413 shares issued)	2,997,057	—
Increase in Net Assets From Fund Share Transactions	2,997,057	—
Increase (Decrease) in Net Assets	(91,779,011)	43,705,860
NET ASSETS:
Beginning of year	271,542,640	227,836,780
End of year*	$179,763,629	$271,542,640
*Includes undistributed net investment income of:	$1,123,491	$640,237

See Notes to Financial Statements.

12	LMP Real Estate Income Fund Inc. 2007 Annual Report

Financial Highlights

For a share of capital stock outstanding throughout each year ended December 31:

	2007(1)	2006(1)		2005(1)	2004(1)	2003
Net Asset Value, Beginning of Year	$24.53	$20.58		$21.05	$18.21	$13.95
Income (Loss) From Operations:
Net investment income	1.13	0.99		0.89	0.94	1.04
Net realized and unrealized gain (loss)	(7.04)	5.92		0.63	3.30	4.96
Distributions paid to auction rate preferred stockholders	(0.46)	(0.42)		(0.24)	(0.09)	(0.08)
Total Income (Loss) From Operations	(6.37)	6.49		1.28	4.15	5.92
Underwriting Commissions and Offering Expenses for the Issuance of Taxable Auction Rate Cumulative Preferred Stock	—	—		(0.04)	—	(0.00 (2)
Less Distributions Paid to Common Shareholders From:
Net investment income	(0.97)	(0.92)		(0.77)	(0.75)	(0.80)
Net realized gains	(1.15)	(1.62)		(0.94)	(0.32)	(0.62)
Return of capital	—	—		—	(0.24)	(0.24)
Total Distributions	(2.12)	(2.54)		(1.71)	(1.31)	(1.66)
Net Asset Value, End of Year	$ 16.04	$24.53		$20.58	$21.05	$18.21
Market Price, End of Year	$ 14.52	$21.64		$18.62	$18.47	$17.57
Total Return, Based on NAV(3)(4)	(27.44)%	34.39%		7.35%	24.75%	45.12%
Total Return, Based on Market Price(4)	(25.54)%	31.04%		10.69%	13.45%	39.42%
Net Assets, End of Year (millions)	$180	$272		$228	$233	$202
Ratios to Average Net Assets:(5)
Gross expenses	1.55%	1.57	%(6)	1.49%	1.44%	1.55%
Net expenses(7)	1.17	1.09	(6)	1.06	1.02	1.11
Net investment income	5.18	4.31		4.27	5.00	6.60
Portfolio Turnover Rate	13%	18%		12%	6%	27%
Auction Rate Preferred Stock:(8)
Total Amount Outstanding (000s)	$95,000	$95,000		$95,000	$65,000	$65,000
Asset Coverage Per Share	72,306	96,459		84,957	114,636	102,509
Involuntary Liquidating Preference Per Share(9)	25,000	25,000		25,000	25,000	25,000
Average Market Value Per Share(9)	25,000	25,000		25,000	25,000	25,000

See Notes to Financial Statements.

LMP Real Estate Income Fund Inc. 2007 Annual Report	13

Financial Highlights (continued)

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.01 per share.
(3)

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

(4)	The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results.
(5)	Calculated on the basis of average net assets of common stock shareholders. Ratios do not reflect the effect of dividend payments to preferred stockholders.
(6)

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would have been 1.49% and 1.05%, respectively.

(7)	Reflects fee waivers and/or expense reimbursements.
(8)	On September 30, 2002 and July 18, 2005, the Fund issued 2,600 and 1,200 shares, respectively, of Taxable Auction Rate Cumulative Preferred Stock at $25,000 per share.
(9)	Excludes accrued interest or accumulated undeclared distributions.

See Notes to Financial Statements.

14	LMP Real Estate Income Fund Inc. 2007 Annual Report

Notes to Financial Statements

1.  Organization and Significant Accounting Policies

LMP Real Estate Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is high current income and the Fund’s secondary objective is capital appreciation.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) Investment Valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these securities at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

(b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Concentration Risk. The Fund invests in securities related to the real estate industry and is subject to the risks of real estate markets, including fluctuating property values, changes in interest rates and other mortgage-related risks.

(d) Swap Contracts. Swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms.

LMP Real Estate Income Fund Inc. 2007 Annual Report	15

Notes to Financial Statements (continued)

Swaps are marked-to-market daily based upon quotations from market makers and the change in value, if any, is recorded as an unrealized gain or loss in the Statement of Operations. Net receipts or payments of interest are recorded as realized gains or losses, respectively.

Swaps have risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

(e) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.

(f) Net Asset Value. The net asset value (“NAV”) of the Fund’s Common Stock is determined on each day the exchange is open for business. It is determined by dividing the value of the net assets available to Common Stock by the total number of shares of Common Stock outstanding. For the purpose of determining the NAV per share of the Common Stock, the value of the Fund’s net assets shall be deemed to equal the value of the Fund’s assets less (1) the Fund’s liabilities, and (2) the aggregate liquidation value (i.e., $25,000 per outstanding share) of the Taxable Auction Rate Cumulative Preferred Stock (“TARPS”).

(g) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.

16	LMP Real Estate Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(h) Distributions to Shareholders. Distributions to shareholders are recorded monthly by the Fund on the ex-dividend date for the shareholders of common stock. The holders of the TARPS shall be entitled to receive dividends in accordance with an auction that will normally be held weekly and out of funds legally available to shareholders. The Fund’s policy is to pass through to its shareholders substantially all Real Estate Investment Trust (“REIT”) distributions and other income it receives, less operating expenses. The character of REIT distributions received from portfolio securities held by the Fund is generally comprised of investment income, long-term capital gains, and return of capital. The Fund reclassifies amounts within the Statement of Operations primarily based on information provided by REITs after the Fund’s fiscal year end. In those instances where such information is not available, the Fund estimates the amounts based on amounts reported by the REITs in the prior year. After all remaining REITs report the actual character of distributions paid during the year, the Fund adjusts estimates previously recorded to actual. The character of distributions paid to shareholders disclosed within the Statements of Changes in Net Assets is based on these reclassifications.

Pursuant to its Managed Distribution Policy, the Fund intends to make regular monthly distributions to shareholders at a fixed rate per common share, which rate may be adjusted from time to time by the Fund’s Board of Directors. Under Fund’s Managed Distribution Policy, if, for any monthly distribution, the value of the Fund’s net investment income and net realized capital gain is less than the amount of the distribution, the difference will be distributed from the Fund’s assets (and constitute a “return of capital”). The Board of Directors may terminate or suspend the Managed Distribution Policy at any time, including when certain events would make part of the return of capital taxable to shareholders. Any such termination or suspension could have an adverse effect on the market price for Fund’s shares.

(i) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax year and has concluded that as of December 31, 2007, no provision for income tax would be required in the fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax year for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

LMP Real Estate Income Fund Inc. 2007 Annual Report	17

Notes to Financial Statements (continued)

(j) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Realized Gains
(a)	$ 878,606	$ (878,606)

(a)               Reclassifications are primarily due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of distributions and book/tax differences in the treatment of interest rate swaps.

2.  Investment Management Agreement and Other Transactions with Affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and AEW Management and Advisors, L.P. (“AEW”) is the Fund’s subadviser. LMPFA is a wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.90% of the Fund’s average daily net assets plus assets attributable to the liquidation value of the Fund’s outstanding TARPS plus any borrowings used for leverage (“Managed Assets”).

In addition, LMPFA has contractually agreed to waive a portion of its management fee in the amount of 0.32% of the Fund’s daily Managed Assets through July 31, 2007, 0.20% of average daily Managed Assets for the 12-month period ending July 31, 2008, and 0.10% of the average daily Managed Assets for the 12-month period ending July 31, 2009. The waiver will be eliminated on August 1, 2009.

During the year ended December 31, 2007, LMPFA waived a portion of its management fee in the amount of $925,933.

LMPFA has delegated to AEW the day-to-day portfolio management of the Fund, except for the management of cash and short-term investments. For its services, LMPFA pays AEW a fee at an annual rate equal to: (a) for the first 5 years of the Fund’s operation, 0.40% of the first $100 million of the Fund’s average daily Managed Assets, 0.35% of the next $100 million of the Fund’s average daily Managed Assets and 0.30% of the Fund’s average daily Managed Assets in excess of $200 million; and (b) starting 5 years after the commencement of the Funds operations, 50% of the management fee paid by the Fund to LMPFA, net of waivers.

Certain officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

18	LMP Real Estate Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

3.  Investments

During the year ended December 31, 2007, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$41,655,706
Sales	45,527,033

At December 31, 2007, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$ 51,368,842
Gross unrealized depreciation	(30,136,199)
Net unrealized appreciation	$ 21,232,643

At December 31, 2007, the Fund was invested in the following interest rate swap contracts with the intent to reduce or eliminate the risk that an increase in short-term interest rates could affect the dividend rate payable on TARPS and thereby could have an adverse effect on the Fund’s net earnings as a result of leverage:

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	7/22/05
Notional Amount:	$30,000,000
Payments Made by Fund:	Fixed Rate, 4.440%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	7/22/12
Unrealized Depreciation as of December 31, 2007	$(585,891)

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	11/25/02
Notional Amount:	$19,500,000
Payments Made by Fund:	Fixed Rate, 4.117%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	11/25/09
Unrealized Depreciation as of December 31, 2007	$(170,141)

Swap Counterparty:	Merrill Lynch Capital Services, Inc.
Effective Date:	12/05/07
Notional Amount:	$20,000,000
Payments Made by Fund:	Fixed Rate, 3.780%
Payments Received by Fund:	Floating Rate (One-Month LIBOR)
Termination Date:	12/05/10
Unrealized Appreciation as of December 31, 2007	$25,050

At December 31, 2007, the Fund had total unrealized depreciation of $730,982 from swap contracts.

LMP Real Estate Income Fund Inc. 2007 Annual Report	19

Notes to Financial Statements (continued)

4.  Taxable Auction Rate Cumulative Preferred Stock

As of December 31, 2007, the Fund had 3,800 outstanding shares of TARPS. The TARPS’ dividends are cumulative at a rate determined at an auction and the dividend period is typically seven days. The dividend rate cannot exceed a certain maximum rate, including in the event of a failed auction, unless the Board of Directors of the Fund authorizes an increased maximum rate. The maximum rate is calculated as 150% of the prevailing 7 day AA commercial paper rate. The dividend rates ranged from 4.950% to 6.350% for the year ended December 31, 2007. At December 31, 2007, the dividend rate was 6.000%.

The Fund is required to maintain certain asset coverages with respect to the TARPS. If the Fund fails to maintain these coverages and does not cure any such failure within the required time period, the Fund is required to redeem a requisite number of the TARPS at a redemption price equal to $25,000 per share plus accumulated and unpaid dividends in order to meet the applicable requirement. The TARPS have a liquidation preference of $25,000 per share plus accumulated and unpaid dividends. The TARPS are otherwise not redeemable by holders of the shares. Additionally, failure to meet the foregoing asset coverage requirements would restrict the Fund’s ability to pay dividends to common shareholders.

Citigroup Global Markets Inc. (“CGM”) currently acts as the broker/dealer in connection with the auction of TARPS. After each auction, the auction agent will pay to the participating broker/dealer, from monies the Fund provides, a participation fee at the annual rate of 0.25% of the purchase price of the TARPS that the broker/dealer places at the auction. For the year ended December 31, 2007, the Fund incurred auction participation fees of $237,772 for CGM’s services as a participating broker/dealer.

5.  Distributions Subsequent to December 31, 2007

On November 19, 2007, the Board of Directors of the Fund declared distributions, in the amount of $0.19 per share, payable January 25, 2008 and February 29, 2008 to shareholders of record on January 18, 2008 and February 22, 2008, respectively.

6.  Income Tax Information and Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended December 31, were as follows:

	2007	2006
Distributions paid from:
Ordinary Income to Common Shareholders	$11,771,840	$10,297,345
Ordinary Income to Taxable Auction Rate Cumulative Preferred Stockholders	2,343,586	1,679,701
Net Long-Term Capital Gains to Common Shareholders	11,819,054	17,777,575
Net Long-Term Capital Gains to Taxable Auction Rate Cumulative Preferred Stockholders	2,767,468	3,022,685
Total Distributions Paid	$28,701,948	$32,777,306

20	LMP Real Estate Income Fund Inc. 2007 Annual Report

Notes to Financial Statements (continued)

As of December 31, 2007, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gains — net	$3,872,192

Other book/tax temporary differences(a)	1,123,491
Unrealized appreciation/(depreciation)(b)	20,501,529
Total accumulated earnings/(losses) — net	$25,497,212

(a)

Other book/tax temporary differences are attributable primarily to book/tax differences in the treatment of distributions from real estate investment trusts and differences in the book/tax treatment of various items.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

7.  Common Stock

Common stock transactions were as follows:

	Year Ended December 31, 2007		Year Ended December 31, 2006
	Shares	Amount	Shares	Amount
Shares issued on reinvestment	140,413	$2,997,057	—	—

8.  Other Matters

As previously disclosed, on September 16, 2005, the staff of the Securities and Exchange Commission (“SEC”) informed Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”) that the staff was considering recommending administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). On September 27, 2007, SBFM and SBAM, without admitting or denying any findings therein, consented to the entry of an order by the SEC relating to the disclosure by certain other closed-end funds that of the sources of distributions paid by the funds between 2001 and 2004. Each of SBFM and SBAM agreed to pay a fine of $450,000, for which it was indemnified by Citigroup, Inc., its former parent. It is not expected that this matter will adversely impact the Fund or its current investment adviser.

9.  Recent Accounting Pronouncement

On September 20, 2006, the Financial Accounting Standard Board released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157.

LMP Real Estate Income Fund Inc. 2007 Annual Report	21

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
LMP Real Estate Income Fund Inc.:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of LMP Real Estate Income Fund Inc. as of December 31, 2007, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of LMP Real Estate Income Fund Inc. as of December 31, 2007, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

February 25, 2008

22	LMP Real Estate Income Fund Inc. 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited)

Background

The Investment Company Act of 1940 (the “1940 Act”) requires that the Board of Directors (the “Board”) of LMP Real Estate Income Fund Inc. (the “Fund”), including a majority of its members that are not considered to be “interested persons” under the 1940 Act (the “Independent Directors”) voting separately, approve the continuation of the investment management contract (the “Management Agreement”) with the Fund’s manager, Legg Mason Partners Fund Advisor, LLC (the “Manager”) and the sub-advisory agreement (the “Sub-Advisory Agreement”) with AEW Management and Advisors, L.P. (the “Subadviser”), on an annual basis. At a meeting (the “Contract Renewal Meeting”) held in-person on November 13 and 14, 2007, the Board, including the Independent Directors, considered and approved continuation of each of the Management and Sub-Advisory Agreements for an additional one-year term. To assist in its consideration of the renewals of the Management and Sub-Advisory Agreements, the Board received and considered a variety of information about the Manager and Subadviser, as well as the management and sub-advisory arrangements for the Fund and other funds overseen by the Board (the “Contract Renewal Information”), certain portions of which are discussed below. A presentation made by the Manager to the Board at the Contract Renewal Meeting in connection with its evaluations of the Management and Sub-Advisory Agreements encompassed the Fund and all the funds for which the Board has responsibility. In addition to the Contract Renewal Information, including information presented by management at the Contract Renewal Meeting, the Board received performance and other information throughout the year related to the respective services rendered by the Manager and the Subadviser to the Fund. The Board’s evaluation took into account the information received throughout the year and also reflected the knowledge and familiarity gained as Board members of the Fund and other funds in the same complex with respect to the services provided to the Fund by each of the Manager and Subadviser.

The discussion below covers both advisory and administrative functions being rendered by the Manager, each such function being encompassed by the Management Agreement, and the investment advisory function being rendered by the Subadviser.

Board Approval of Management Agreement and Sub-Advisory Agreement

In its deliberations regarding renewal of the Management Agreement and Sub-Advisory Agreement, the Fund’s Board, including the Independent Directors, considered the factors below.

Nature, Extent and Quality of the Services under the Management Agreement and Sub-Advisory Agreement

The Board received and considered Contract Renewal Information regarding the nature, extent and quality of services provided to the Fund by the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, during the past year. The Board also reviewed Contract Renewal Information regarding the

LMP Real Estate Income Fund Inc. 2007 Annual Report	23

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Fund’s compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Fund’s senior personnel and the portfolio management team primarily responsible for the day-to-day portfolio management of the Fund. The Board also considered, based on its knowledge of the Manager and its affiliates, the Contract Renewal Information and the Board’s discussions with the Manager at the Contract Renewal Meeting, the financial resources available to the parent organization of the Manager and Subadviser, Legg Mason, Inc. (“Legg Mason”).

The Board considered the responsibilities of the Manager and the Subadviser under the Management Agreement and the Sub-Advisory Agreement, respectively, including the Manager’s coordination and oversight of services provided to the Fund by the Subadviser and others. The Board also considered the brokerage policies and practices of the Manager, the standards applied in seeking best execution, the policies and practices of the Manager regarding soft dollars, the use of a broker affiliated with the Manager, and the existence of quality controls applicable to brokerage allocation procedures. In addition, the Manager also reported generally to the Board on, among other things, its business plans, recent organizational changes, including Legg Mason’s plans to address the pending retirement of its Chief Executive Officer, and the compensation plan for the Fund’s portfolio managers.

The Board concluded that, overall, the nature, extent and quality of services provided (and expected to be provided) to the Fund under the Management Agreement and the Sub-Advisory Agreement have been satisfactory under the circumstances, although improvement was expected in several areas of the Sub-advisors services.

Fund Performance

The Board received and considered performance information and analyses (the “Lipper Performance Information”) for the Fund, as well as for a group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board was provided with a description of the methodology Lipper used to determine the similarity of the Fund with the funds included in the Performance Universe. The Performance Universe consisted of the Fund and all closed-end leveraged real estate funds, as classified by Lipper, regardless of asset size or primary distribution channel. The Board noted that it had received and discussed with the Manager and Subadviser information throughout the year at periodic intervals comparing the Fund’s performance against its benchmark(s) and, at the Board’s request, its peer funds as selected by Lipper.

The Lipper Performance Information comparing the Fund’s performance to that of the Performance Universe based on net asset value per share showed, among other things, that the Fund’s performance for the 1- and 3- year periods ended June 30, 2007 was ranked in the fourth and fifth quintiles of the Performance Universe, respectively. The Board considered the Manager’s explanation of the underperformance relative to the Performance

24	LMP Real Estate Income Fund Inc. 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Universe for the periods. Among other things, the Manager noted that the Fund is more income-oriented and, therefore, more conservatively structured than Performance Universe peers, with a higher percentage of variable debt swapped and a longer period of time until the expiration of the swaps. In addition, the Manager explained that the Fund maintained a larger position in preferred shares than Performance Universe peers which led to relative underperformance in light of the strong performance during the periods of real estate investment trust common stocks. The Board considered the Fund’s performance relative to its benchmark(s) and in absolute terms. Lastly, the Board considered Manager’s belief that the Fund is well positioned for the next few years, although there can be no guarantee as to future performance.

Based on its review, which included consideration of all of the factors noted above, the Board concluded that, under the circumstances, the Fund’s performance was not such as to support a determination against continuation of the Management and Sub-advisory Agreements for an additional one-year period. In doing so, however, the Board discussed with the Manager measures for possible improvement in performance.

Management Fees and Expense Ratios

The Board reviewed and considered the management fee (the “Management Fee”) payable by the Fund to the Manager in light of the nature, extent and quality of the management and sub-advisory services provided by the Manager and the Subadviser. The Board noted that the compensation paid to the Subadviser is paid by the Manager, not the Fund, and, accordingly, that the retention of the Subadviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders.

Additionally, the Board received and considered information and analyses prepared by Lipper (the “Lipper Expense Information”) comparing the Management Fee and the Fund’s overall expenses with those of funds in an expense group (the “Expense Group”) selected and provided by Lipper for the 1-year period ended June 30, 2007. The Expense Group consisted of the Fund and six other closed-end leveraged real estate funds, as classified by Lipper, with assets ranging from $120.1 million to $429.9 million.

The Lipper Expense Information comparing the Management Fee as well as the Fund’s actual total expenses to the Fund’s Expense Group showed that the contractual Management Fee ranked in the fourth quintile when measured on the basis of common assets or common and leveraged assets. However, the Fund’s Actual Management Fee (i.e., giving effect to a voluntary fee waiver implemented by the Manager until July 2009), ranked in the first quintile on both a common assets and common and leveraged assets basis. The Board noted that the Fund’s actual total expenses also were below the median for the Expense Group on both a common assets and common and leveraged assets basis.

The Board also reviewed Contract Renewal Information regarding fees charged by the Manager to other U.S. clients investing primarily in an asset class similar to that of the Fund, including, where applicable, separate accounts. The Board was advised that the fees paid by such other clients generally are lower, and may be significantly lower, than the Management Fee. The Contract Renewal Information discussed the significant differences

LMP Real Estate Income Fund Inc. 2007 Annual Report	25

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

in scope of services provided to the Fund and to these other clients, noting that the Fund is provided with administrative services, office facilities, Fund officers (including the Fund’s chief executive, chief financial and chief compliance officers), and that the Manager coordinates and oversees the provision of services to the Fund by other fund service providers. The Board considered the fee comparisons in light of the differences required to manage these different types of accounts. The Contract Renewal Information included an analysis of complex-wide management fees provided by the Manager, which, among other things, set out a proposed framework of fees based on asset classes.

Taking all of the above into consideration, the Board determined that the Management Fee and the sub-advisory fee were reasonable in light of the nature, extent and quality of the services provided to the Fund under the Management Agreement and the Sub-Advisory Agreement.

Manager Profitability

The Board, as part of the Contract Renewal Information, received an analysis of the profitability to the Manager and its affiliates in providing services to the Fund. The Board also received profitability information with respect to the Legg Mason fund complex as a whole. In addition, the Board received Contract Renewal Information with respect to the Manager’s revenue and cost allocation methodologies used in preparing such profitability data, together with a report from an outside consultant that had reviewed the Manager’s methodologies. The profitability to the Subadviser was not considered to be a material factor in the Board’s considerations since the Subadviser’s fee is paid by the Manager, not the Fund. The profitability analysis presented to the Board as part of the Contract Renewal Information indicated that profitability to the Manager in providing services to the Fund had decreased slightly over the period covered by the analysis. Under the circumstances, the Manager’s profitability was considered not excessive by the Board in light of the nature, extent and quality of the services provided to the Fund. However, the Board noted that the Manager had implemented a new revenue and cost allocation methodology in 2007 which was used in preparing the profitability analysis presented at the Contract Renewal Meeting and that the methodology was subject to further review and refinement. The Board consequently concluded that it would be appropriate to continue to monitor profitability in light of the parties’ limited experience with the new allocation methodologies.

Economies of Scale

The Board received and discussed Contract Renewal Information concerning whether the Manager realizes economies of scale if the Fund’s assets grow. The Board noted that because the Fund is a closed-end Fund with no current plans to seek additional assets beyond maintaining its dividend reinvestment plan, any significant growth in its assets generally will occur through appreciation in the value of the Fund’s investment portfolio, rather than sales of additional shares in the Fund. The Board determined that the management fee structure was appropriate under present circumstances.

26	LMP Real Estate Income Fund Inc. 2007 Annual Report

Board Approval of Management and Subadvisory Agreements (unaudited) (continued)

Other Benefits to the Manager and the Subadviser

The Board considered other benefits received by the Manager, the Subadviser and its affiliates as a result of their relationship with the Fund, including the opportunity to obtain research services from brokers who effect Fund portfolio transactions.

* * * * * *

In light of all of the foregoing, the Board determined that, under the circumstances, continuation of the Management and Sub-Advisory Agreements would be consistent with the interests of the Fund and its shareholders and unanimously voted to continue each Agreement for a period of one additional year.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve continuation of the Management and Sub-Advisory Agreements, and each Board member attributed different weights to the various factors. The Independent Directors were advised by separate independent legal counsel throughout the process. Prior to the Contract Renewal Meeting, the Board received a memorandum discussing its responsibilities in connection with the proposed continuation of the Management and Sub-Advisory Agreements from Fund counsel and the Independent Directors separately received a memorandum discussing such responsibilities from their independent counsel. Prior to voting, the Independent Directors also discussed the proposed continuation of the Management Agreement and the Sub-Advisory Agreement in private sessions with their independent legal counsel at which no representatives of the Manager were present.

LMP Real Estate Income Fund Inc. 2007 Annual Report	27

Additional Information (unaudited)

Information about Directors and Officers

The business and affairs of LMP Real Estate Income Fund Inc. (the “Fund”) are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below.

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Non-Interested Directors:
Carol L. Colman c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	President, Colman Consulting Co.	22	None

Daniel P. Cronin c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1946	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Formerly, Associate General Counsel, Pfizer Inc.	22	None

Paolo M. Cucchi Drew University 108 Brothers College Madison, NJ 07940 Birth Year: 1941	Director and Member of the Nominating and Audit Committees, Class II	Since 2002	Vice President and Dean of College of Liberal Arts at Drew University	22	None

Leslie H. Gelb c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1937	Director and Member of the Nominating and Audit Committees, Class I	Since 2007	President, Emeritus and Senior Board Fellow, The Council on Foreign Relations; Formerly, Columnist, Deputy Editorial Page Editor and Editor, Op-Ed Page, The New York Times	22	Director of two registered investment companies advised by Blackstone Asia Advisors LLC (“Blackstone Advisors”)

William R. Hutchinson 535 N. Michigan Avenue Suite 1012 Chicago, IL 60611 Birth Year: 1942	Director and Member of the Nominating and Audit Committees, Class III	Since 2002	President, W.R. Hutchinson & Associates Inc.; Formerly, Group Vice President, Mergers and Acquisitions, BP Amoco p.l.c.	22	Director of Associated Banc-Corp.

Dr. Riordan Roett The Johns Hopkins University 1740 Massachusetts Ave., NW Washington, DC 20036 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class II	Since 2007	Professor and Director, Latin America Studies Program, Paul H. Nitze School of Avanced International Studies, The Johns Hopkins University	21	None

28	LMP Real Estate Income Fund Inc. 2007 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Jeswald W. Salacuse c/o Chairman of the Fund 620 Eighth Avenue New York, NY 10018 Birth Year: 1938	Director and Member of the Nominating and Audit Committees, Class III	Since 2007	Henry J. Braker Professor of Commercial Law and formerly Dean, The Fletcher School of Law and Diplomacy, Tufts University	20	Director of two registered investment companies advised by Blackstone Advisors

Interested Directors:
R. Jay Gerken, CFA(2) Legg Mason & Co., LLC (“Legg Mason”) 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Director, Chairman, President and Chief Executive Officer, Class I	Since 2002	Managing Director, Legg Mason; Chairman of the Board and Trustee/Director of 149 funds associated with Legg Mason Partners Fund Advisor, LLC. (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; Formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)	137	Trustee, Consulting Group Capital Markets Funds (from 2002 to 2006).

Officers:
Kaprel Ozsolak Legg Mason 55 Water Street New York, NY 10041 Birth Year: 1965	Chief Financial Officer and Treasurer	Since 2004

Director of Legg Mason; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason; Formerly, Controller of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2002 to 2004)

				N/A	N/A

LMP Real Estate Income Fund Inc. 2007 Annual Report	29

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Ted P. Becker Legg Mason 620 Eighth Avenue New York, NY 10018 Birth Year: 1951	Chief Compliance Officer	Since 2006

Director of Global Compliance at Legg Mason (since 2006); Managing Director of Compliance at Legg Mason, (since 2005); Chief Compliance Officer with certain mutual funds associated with Legg Mason (since 2006); Managing Director of Compliance at Legg Mason or its predecessors (from 2002 to 2005). Prior to 2002, Managing Director — Internal Audit & Risk Review at Citigroup Inc.

				N/A	N/A

Robert I. Frenkel Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1954	Secretary and Chief Legal Officer	Since 2003

Managing Director and General Counsel of Global Mutual Funds for Legg Mason and its predecessor (since 1994); Secretary and Chief Legal Officer of mutual funds associated with Legg Mason (since 2003); Formerly, Secretary of CFM (from 2001 to 2004)

				N/A	N/A

Thomas C. Mandia Legg Mason 300 First Stamford Place Stamford, CT 06902 Birth Year: 1962	Assistant Secretary	Since 2006

Managing Director and Deputy General Counsel of Legg Mason (since 2005); Managing Director and Deputy General Counsel for CAM (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason

				N/A	N/A

30	LMP Real Estate Income Fund Inc. 2007 Annual Report

Additional Information (unaudited) (continued)

Name, Address and Birth Year	Position(s) Held with Fund(1)	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director (including the Fund)	Other Board Memberships Held by Director
Albert Laskaj Legg Mason 55 Water Street New York,NY 10041 Birth Year:1977	Controller	Since 2007

Controller of certain mutual funds associated with Legg Mason (since 2007); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason (from 2005 to 2007); Formerly, Accounting Manager of certain mutual funds associated with certain predecessor firms of Legg Mason (from 2003 to 2005); Prior to 2003, Senior Analyst of certain mutual funds associated with certain predecessor firms of Legg Mason

				N/A	N/A

Steven Frank Legg Mason 55 Water Street New York,NY 10041 Birth Year:1967	Controller	Since 2005

Vice President of Legg Mason (since 2002); Controller of certain mutual funds associated with Legg Mason or its predecessors (since 2005); Formerly, Assistant Controller of certain mutual funds associated with Legg Mason predecessors (from 2001 to 2005)

				N/A	N/A

(1)

The Fund’s Board of Directors is divided into three classes: Class I, Class II and Class III. The terms of office of the Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2010, year 2008 and year 2009, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The Fund’s executive officers are chosen each year at the first meeting of the Fund’s Board of Directors following the Annual Meeting of Stockholders, to hold office until the meeting of the Board following the next Annual Meeting of Stockholders and until their successors are duly elected and qualified.

(2)	Mr. Gerken is an “interested person” of the Fund as defined in the 1940 Act, as amended, because Mr. Gerken is an officer of LMPFA and certain of its affiliates.

LMP Real Estate Income Fund Inc. 2007 Annual Report	31

Annual Chief Executive Officer and Chief Financial Officer Certification (unaudited)

The Fund’s CEO has submitted to the NYSE the required annual certification and the Fund also has included the Certifications of the Fund’s CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund’s Form N-CSR filed with the SEC for the period of this report.

32	LMP Real Estate Income Fund Inc.

Dividend Reinvestment Plan (unaudited)

Under the Fund’s Dividend Reinvestment Plan (“Plan”), a shareholder whose shares of Common Stock are registered in his own name will have all distributions from the Fund reinvested automatically by American Stock Transfer & Trust Company (“AST”), as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Investors who own Common Stock registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to Fund shareholders who do not participate in the Plan will be paid by check mailed directly to the record holder by or under the direction of AST as dividend-paying agent.

If the Fund declares a dividend or capital gains distribution payable either in Common Shares or in cash, shareholders who are not Plan participants will receive cash, and Plan participants will receive the equivalent amount in Common Shares. When the market price of the Common Shares is equal to or exceeds 98% of the net asset value per share of the Common Shares on the Determination Date (as defined below), Plan participants will be issued Common Shares valued at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Determination Date or (b) 95% of the market price per share of the common stock on the Determination Date. The Determination Date is the dividend or capital gains distribution record date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the immediately preceding trading day.

If 98% of the net asset value per share of the Common Shares exceeds the market price of the Common Shares on the Determination Date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Shares in the open market, on the Exchange or elsewhere, for your account as soon as practicable commencing on the trading day following the Determination Date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the Common Shareholders, except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Shares at the close of trading on the Exchange on the Determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan agent will cease purchasing Common Shares in the open market and the Fund shall issue the remaining Common Shares at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the Determination date or (b) 95% of the then current market price per share. You may withdraw from the Plan by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, New York 10269-0560, by logging onto your account and following the directions at www.Investpower.com or by calling the Plan Agent at 1-877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable

LMP Real Estate Income Fund Inc.	33

Dividend Reinvestment Plan (unaudited) (continued)

after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Shares.

AST will maintain all shareholder accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by a shareholder for personal and tax records. The automatic reinvestment of dividends and capital gains distributions will not relieve Plan participants of any income tax that may be payable on the dividends or capital gains distributions. Common Shares in the account of each Plan participant will be held by AST on behalf of the Plan participant, and each shareholder’s proxy will include those shares purchased pursuant to the Plan.

Plan participants are subject to no charge for reinvesting dividends and capital gains distributions. AST’s fees for handling the reinvestment of dividends and capital gains distributions will be paid by the Fund. No brokerage charges apply with respect to Common Shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in Common Shares or in cash. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to open market purchases made in connection with the reinvestment of dividends or capital gains distributions.

Experience under the Plan may indicate that changes to it are desirable. The Fund reserves the right to amend or terminate the Plan as applied to any dividend or capital gains distribution paid subsequent to written notice of the change sent to participants at least 30 days before the record date for the dividend or capital gains distribution. The Plan also may be amended or terminated by AST, with the Fund’s prior written consent, on at least 30 days’ written notice to Plan participants. Upon any termination, you will be sent a certificate or certificates for the full Common Shares held for you under the Plan and cash for any fractional Common Shares. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your shares on your behalf. The Plan Agent is authorized to deduct brokerage commissions actually incurred for this transaction from the proceeds. All correspondence concerning the Plan should be directed by mail to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York 10038, by logging onto your account and following the directions at www.Investpower.com or by telephone at 1-877-366-6441.

34	LMP Real Estate Income Fund Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid monthly to common shareholders during the taxable year ended December 31, 2007:

Paid	Qualified Dividend Income for Individuals (maximum 15% rate)	Long-Term Capital Gain (maximum 15% rate)	Unrecaptured Section 1250 Gain (maximum 25% rate)
January	—	100.00%	11.32%*
February	0.78%	80.22%	11.32%*
March - December	0.78%	45.54%	11.32%*

*  Expressed as a percentage of the total long-term capital gain distributions paid.

Additionally, the following information is provided with respect to the distributions paid weekly to taxable auction rate cumulative preferred stockholders during the taxable year ended December 31, 2007:

Paid	Qualified Dividend Income for Individuals (maximum 15% rate)	Long-Term Capital Gain (maximum 15% rate)	Unrecaptured Section 1250 Gain (maximum 25% rate)
Weekly	0.78%	54.15%	11.32%*

*  Expressed as a percentage of the total long-term capital gain distributions paid.

You should consult your tax adviser regarding the appropriate tax treatment of distributions paid by the Fund.

Please retain this information for your records.

LMP Real Estate Income Fund Inc.	35

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LMP Real Estate Income Fund Inc.

DIRECTORS	INVESTMENT MANAGER
Carol L. Colman	Legg Mason Partners
Daniel P. Cronin	Fund Advisor, LLC
Paolo M. Cucchi
Leslie H. Gelb	SUBADVISER
R. Jay Gerken, CFA	AEW Management and
Chairman	Advisors, L.P.
William R. Hutchinson
Dr. Riordan Roett	AUCTION AGENT
Jeswald W. Salacuse	Deutsche Bank
60 Wall Street
OFFICERS	New York, New York 10005
R. Jay Gerken, CFA
President and	CUSTODIAN
Chief Executive Officer	State Street Bank and Trust
Company
Kaprel Ozsolak	225 Franklin Street
Chief Financial Officer and	Boston, Massachusetts 02110
Treasurer
TRANSFER AGENT
Ted P. Becker	American Stock Transfer &
Chief Compliance Officer	Trust Company
59 Maiden Lane
Robert I. Frenkel	New York, New York 10038
Secretary and
Chief Legal Officer	INDEPENDENT
REGISTERED PUBLIC
Thomas C. Mandia	ACCOUNTING FIRM
Assistant Secretary	KPMG LLP
345 Park Avenue
Albert Laskaj	New York, New York 10154
Controller
LEGAL COUNSEL
Steven Frank	Simpson Thacher & Bartlett LLP
Controller	425 Lexington Avenue
New York, New York 10017
LMP REAL ESTATE
INCOME FUND INC.	NEW YORK STOCK
55 Water Street	EXCHANGE SYMBOL
32nd Floor	RIT
New York, New York 10041

This report is transmitted to the shareholders of LMP Real Estate Income Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

LMP Real Estate Income Fund Inc. LMP REAL ESTATE INCOME FUND INC. 55 Water Street 32nd Floor New York, New York 10041

www.leggmason.com/individualinvestors American Stock Transfer & Trust Company

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices from shares of its common stock in the open market.

59 Maiden Lane
New York, New York 10038 FD02709 2/08 SR08-507

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

ITEM 2.                                                  CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.                                                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the registrant has determined that William R. Hutchinson, the chairman of the Board’s Audit Committee, possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Hutchinson as the audit committee financial expert.  Mr. Hutchinson is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.                                                  PRINCIPAL ACCOUNTANT FEES AND SERVICES

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending December 31, 2006 and December 31, 2007 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,000 in 2006 and $45,000 in 2007.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $50,000 in 2006 and $51,000 in 2007. These services consisted of procedures performed in connection with the Agreed upon Procedures for the calculations pursuant to the Fund’s Articles Supplementary Creating and Fixing the Rights of Series M Taxable Auction Rate Preferred Shares for LMP Real Estate Income Fund Inc.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the LMP Real Estate Income Fund Inc. (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Periods (prior to July 6, 2003 services provided by the Auditor were not required to be pre-approved).

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $3,500 in 2006 and $3,700 in 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the LMP Real Estate Income Fund Inc..

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisor, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to LMP Real Estate Income Fund Inc. requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph  (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc. or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund.  The Committee July implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes July impair the independence of the auditors.  As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund.  Permissible non-audit services July not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the LMP Real Estate Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 0% for 2006 and 2007; Tax Fees were 100% and 0% for 2006 and 2007; and Other Fees were 100% and 0% for 2006 and 2007.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to LMP Real Estate Income Fund Inc., LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to LMP Real Estate Income Fund Inc. during the reporting period were $0 in 2007.

(h) Yes.  LMP Real Estate Income Fund Inc.’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence.  All services provided by the Auditor to the LMP Real Estate Income Fund Inc. or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.                                                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a) 58(A) of the Exchange Act. The Audit Committee consists of the following Board members:

William R. Hutchinson

Paolo Cucchi

Carol Colman

Daniel Cronin

Leslie Gelb

Riordan Roett

Jeswald Salacuse

ITEM 6.                                                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                                                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Proxy Voting Guidelines and Procedures

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) delegates the responsibility for voting proxies for the fund to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are provided below.  Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 888-425-6432, (2) on the fund’s website at http://www.leggmason.com/individualinvestors and (3) on the SEC’s website at http://www.sec.gov.

PROXY VOTING AND RELATED MATTERS

The goal of AEW Management and Advisors, L.P. (“AEW”) Proxy Voting Policies and Procedures is to provide guidance in voting proxies and responding to other shareholder solicitations.  These guidelines are not exhaustive and do not include all potential voting issues.  Moreover, the Department of Labor (the “DOL”) has made it clear that, under ERISA a proxy voting policy should be in place for recurring issues and that non-routine issues should be addressed by consistent criteria.  This means that company-specific analysis should be performed and that automatic voting procedures are not generally appropriate or acceptable.  Proxy voting decisions should be handled on a case-by-case basis.

Proxy Voting.

The following policies and procedures should generally be followed when voting proxies:

•                  There should be a clear delineation of voting responsibilities between AEW and the client.  For each account, the applicable investment management agreement should specify whether, and in what instances, voting is the responsibility of the client or AEW.

•                  AEW should take reasonable steps under the circumstances to assure that AEW has actually received all of the proxies for which it has voting authority.

•                  When voting proxies AEW should act prudently, solely in the best interest of its clients, and for the exclusive purpose of maximizing value to its clients.  AEW should consider those factors that would affect the value of its clients’ investments and should not, unless specifically directed to do so by a client, consider unrelated objectives, such as social considerations.  If AEW believes that the company’s management and board have interests sufficiently aligned with those of the clients, AEW may vote in favor of proposals recommended by the company’s board.

•                  AEW subscribes for services from Institutional Shareholder Services (“ISS”).  ISS provides research, analysis and voting recommendations as well as reporting relating to proxy voting.  To the extent not inconsistent with the general principles set forth above or the specific matters identified below, AEW will generally vote in accordance with the ISS proxy voting guidelines.

•                  Finally, if a client has specific proxy voting guidelines, AEW will, at the written request of the client, vote in accordance with the client’s guidelines; provided that such guidelines are not inconsistent with AEW’s obligations under ERISA or other applicable laws.

Voting Guidelines – Specific Matters Submitted to Shareholders

•                  Corporate Governance and Structure

Board of Directors/Trustees

AEW seeks to ensure that the board of directors of a company is sufficiently aligned with security holders’ interests and provides proper oversight of the company’s management.  In many cases, this may be best accomplished by having a majority of independent board members.  Although we will examine board member elections on a case-by-case basis, we will generally vote for the election of directors that would result in a board compromised of a majority of independent directors.  In addition, key board committees should generally be comprised of at least a majority of independent board members.  For all other votes regarding boards of directors, we will vote on a case-by-case basis.

Merger Acquisitions, Reincorporation and Other Transactions

Companies may ask their shareholders to vote on a variety of different types of transactions, including mergers, acquisitions, re-incorporations and reorganizations involving business combinations, liquidations and the sale of all or substantially all of a company’s assets.  Voting on such proposals involves considerations unique to each transaction.  Therefore, our vote on proposals to effect these types of transactions will be determined on a case-by-case basis.

Anti-Takeover Measures and Shareholder Voting Rights

Certain proxy proposals seek to hinder the ability of an outside party to take control or buy a certain percentage of the stock of a company without the approval of management or the board.  Such proposals include the adoption of a shareholder rights plan, requiring supermajority voting on particular issues, adoption of fair price provisions, issuance of blank-check preferred stock, or the creation of a separate class of stock with unequal voting rights.  However, some of the proposals may benefit shareholders in certain circumstances.  Because of the variety of such proposals and their varied effects on security holders, our vote on anti-takeover measures will be determined on a case-by-case basis.

Capital Structure

Shareholders of companies may be presented with proposals seeking to change the company’s capital structure by authorizing additional stock, repurchasing stock or approving a stock split.  As with mergers and acquisitions, there are a variety of transactions that may be presented to shareholders.  Accordingly, we will vote on a case-by-case basis involving changes to a company’s capital structure.

•                  Executive Compensation and Option Plans

The interests of a company’s management and board of directors should be aligned with the long-term interests of the company’s shareholders.  Accordingly, proxy votes should be used to encourage the use of reasonably designed compensation plans that promote such alignment by providing officers and employees with an incentive to increase shareholder value.  The decision to favor or oppose compensation plans can be fact-intensive and unique.  Accordingly, we will vote on a case-by-case basis.

•                  Other Business Matters

Proxy statements generally involve the approval of routine business matters and procedural matters relating to shareholders meetings.  Generally these routine matters do not materially affect shareholder interests adversely and are best left to the board of directors and senior management of the company.  Thus, we will generally vote for board-approved proposals regarding such matters.

Conflicts of Interest.

Occasions may arise where a person or organization involved in the proxy voting process may have a potential conflict of interest.  A potential conflict of interest may exist, for example, if AEW has a business relationship with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote.  Any individual with knowledge of a potential conflict of interest relating to a particular proposal should disclose the potential conflict to AEW’s Compliance Officer.  The Compliance Officer will review the potential conflict of interest to determine if a conflict of interest in fact exists.  Where a conflict is determined to exist, appropriate steps will be taken to ensure that the action taken was made solely on the investment merits and without regard to any other consideration.

In the event of a conflict of interest involving any proxy vote, AEW will generally vote in accordance with recommendations provided by ISS or another independent party proxy service provider.

Record Retention and Disclosure

AEW maintains a Proxy Voting binder which memorializes shareholder action with respect to securities held on behalf of AEW clients.  On each occasion when votes are cast (or not cast) by AEW with respect to the securities of a particular issuer, a record of such vote should be maintained in the Proxy Voting binder.  The Proxy Voting binder should include, as appropriate: (i) the name of the shareholder whose proxy is being voted; (ii) the name of the company; (iii) the exchange ticker symbol of the company; (iv) the CUSIP number; (v) a brief identification of the matter voted on; (vi) whether the matter was proposed by the company or by a security holder; (vii) whether a vote was cast on the matter; (viii) how the vote was cast (e.g., for or against proposal, or abstained, for or withheld regarding election of directors); (ix) whether the vote was cast for or against management; (x) the signature of the portfolio manager authorizing the vote; and (xi) any other relevant information. The above information should be maintained for a period of not less than six years from the end of the fiscal year in which the information was created, with the first two years in an appropriate location on-site at AEW.

ITEM 8.                                                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a)(1):

NAME AND ADDRESS	LENGTH OF	PRINCIPAL OCCUPATION(S) DURING
ADDRESS	TIME SERVED	PAST 5 YEARS

Matthew A. Troxell AEW Management and Advisors L.P. 2 Seaport Lane, 16th Floor Boston, MA 02210	Since 2002	Principal and Portfolio Manager of AEW Capital Management, L.P.

(a)(2): DATA TO BE PROVIDED BY FINANCIAL CONTROL

The following tables set forth certain additional information with respect to the fund’s portfolio manager for the fund. Unless noted otherwise, all information is provided as of December 31, 2007.

Other Accounts Managed by Portfolio Managers

The table below identifies the number of accounts (other than the fund) for which the fund’s portfolio managers have day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated.

	Other Registered	Other Pooled
Portfolio	Investment	Investment	Other
Manager(s)	Companies	Vehicles	Accounts

Matthew A. Troxell	11 registered investment companies with $1.5 billion in total assets under management	4 Other pooled investment vehicles with $882.5 million in assets under management*	32 Other account with $2.8 billion in total assets under management**

* Includes 1 pooled investment vehicle, totaling $116.6 million, for which advisory fee is performance based.

** Includes 7 accounts, totaling $884.1 million, for which advisory fee is performance based.

(a)(3): Portfolio Manager Compensation

Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, employees are eligible for bonuses.  These are structured to closely align the interests of employees with those of the Adviser, and are determined by the professional’s job function and performance as measured by a formal review process.  All bonuses are completely discretionary.  One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks.  Because portfolio managers are generally responsible for multiple accounts (including the Portfolio) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account.  A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the Adviser, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the Adviser’s business.

Potential Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity).  These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection.  Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully.  Similarly, there may be limited opportunity to sell an investment held by a

Portfolio and another account.  A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Adviser or an affiliate has an interest in the account.  The Adviser has adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time.  All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest.  Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy applicable to each account, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

The management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

(a)(4): Portfolio Manager Securities Ownership

The table below identifies the dollar range of securities beneficially owned by the portfolio manager as of December 31, 2007.

Portfolio Manager	Dollar Range of Portfolio Securities Beneficially Owned

Matthew A. Troxell	None

ITEM 9.                                                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

None.

ITEM 10.                                            SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.                                            CONTROLS AND PROCEDURES.

(a)                                  The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                                            EXHIBITS.

(a) (1)                 Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2)    Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

LMP Real Estate Income Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	March 6, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
LMP Real Estate Income Fund Inc.

Date:	March 6, 2008

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
LMP Real Estate Income Fund Inc.

Date:	March 6, 2008